UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2014

SPEED COMMERCE, INC.

(Exact name of Registrant as specified in its charter)

Minnesota	000-22982	41-1704319
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1303 E. Arapaho Road, Suite 200

Richardson, TX 75081

(Address of principal executive offices)

Registrant’s telephone number, including area code: (866) 377-3331

                                              Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On October 24, 2014, Speed Commerce, Inc. (the “Company”) received notice of the termination of the pre-arranged trading plan that had been entered into on August 12, 2014 by Jeffrey B. Zisk, president of Speed Commerce, Corp. and a member of the Company’s board of directors. Accordingly, no further sales of the Company’s common stock will occur under that now-terminated trading plan. That pre-arranged trading plan had been previously disclosed by the Company on a Form 8-K filed on August 15, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SPEED COMMERCE, INC.

Dated: October 27, 2014	By:	/s/ Ryan F. Urness
	Name:	Ryan F. Urness
	Title:	General Counsel and
Secretary